EXHIBIT 99.1

NEWS RELEASE

Investor	James M. Griffith	News Media	Blair C. Jackson
Contact:	Senior Vice President	Contact:	Vice President
	Investor Relations		Corporate Communications
	(479) 201-5514		(479) 201-5263

BEI First-Quarter Results
Reflect Strong Operating Trends

FORT SMITH, Ark., May 4, 2005 — Beverly Enterprises, Inc. (BEI) (NYSE: BEV) today announced that net income for the first quarter of 2005 totaled $14.7 million (12 cents per share diluted), compared to $23.4 million (20 cents per share diluted) in the same period of 2004. Net income for the 2005 quarter reflected:

•	Expenses totaling $18.7 million (15 cents per share diluted) relating to the expression of interest in acquiring BEI and the resulting sales process, and

•	Income of $7.4 million (6 cents per share diluted) due to retroactive Medicaid rate adjustments in Pennsylvania.

Excluding these items, and on a continuing operations basis, net income totaled $24.6 million (20 cents per share diluted) in the 2005 first quarter, a 16 percent increase from $21.1 million during the year-earlier period.

Revenues for the 2005 first quarter totaled $562.5 million, up 17 percent from $480.6 million in the same period in 2004. Excluding prior year Pennsylvania Medicaid adjustments, 2005 first-quarter revenues were up 9.6 percent from the year-earlier period.

“We achieved double-digit percentage increases in both revenues and pre-tax income in all of our major business units — Nursing Facilities, Aegis Therapies and AseraCare Hospice — compared to the year-earlier period,” said William R. Floyd, BEI Chairman and Chief Executive Officer. “These solid operating and financial improvements are particularly important considering the potential distraction posed by the expression of interest in acquiring our company and by the Board’s decision to initiate a sales process. Our associates have been able, during this challenging period, to maintain a sharp focus on quality care and on implementing specific initiatives to profitably grow our businesses. Their dedication is reflected in strong results that exceeded our internal targets.”

Floyd continued: “Even excluding the favorable impact of retroactive increases in the Pennsylvania Medicaid rate, our overall EBITDA margin would have averaged 9.8 percent and EBITDA for the 2005 first quarter would have totaled $51.4 million. This strong start to the year reaffirms our 2005 EBITDA guidance of $210 million to $215 million, even with the potential of a reduction in Medicare funding.”

*	EBITDA is earnings from continuing operations before interest expense, interest income, taxes, depreciation and amortization; EBITDA for the 2005 first quarter has been adjusted to exclude expenses relating to the proxy contest and the sale of the company. EBITDA margin is EBITDA as a percentage of total revenues.

* * *

FINANCIAL AND OPERATIONAL HIGHLIGHTS

General

•	16 percent increase in 2005 first-quarter net income from continuing operations compared to prior-year period primarily reflects revenue and margin improvements in Nursing Facilities and Aegis Therapies (comparison excludes expenses related to sales process and the retroactive impact of Medicaid increases in Pennsylvania).

•	EBITDA margin averaged 10.5 percent for the 2005 first quarter (excluding costs related to expression of interest / sales process). Also excluding prior-year Pennsylvania Medicaid adjustment, EBITDA margin averaged 9.8 percent.

•	Interest expense down 10 percent from 2004 first quarter, reflecting refinancing of 9-5/8 percent Senior Notes in June 2004 and lower debt levels. First-quarter interest expense totaled $10.6 million in 2005, down from $11.8 million in 2004.

•	Cash generated by operations in 2005 first quarter totaled $34.8 million, compared to a use of cash of $36.6 million in the 2004 period. (The 2004 first quarter included a use of funds totaling $56 million related to the Beverly Funding Corporation transaction.)

•	Capital investments, primarily to support business unit growth initiatives, totaled $20.5 million in the 2005 first quarter, more than double the $9.8 million invested in the year-earlier period.

Nursing Facilities

•	The Pennsylvania Medicaid rate increase was retroactive to July 1, 2003 — increasing 2005 first-quarter revenues by $35.7 million, and increasing related provider tax expenses by $28.3 million, for a net benefit of $7.4 million.

•	Excluding the favorable impact of retroactive Pennsylvania Medicaid rate adjustments, 2005 first-quarter EBITDA increased 20.7 percent and EBITDA margin rose 114 basis points (compared to the year-earlier quarter). Including the Pennsylvania adjustment, EBITDA rose 42 percent and margins were up 196 basis points from the 2004 first quarter.

•	EBITDA gains (excluding the Pennsylvania adjustment) reflect a 5.7 percent increase in revenues and improved patient mix.

•	Occupancy in the 324 facilities in continuing operations increased 61 basis points (compared to the year-earlier period) to an average of 89.1 percent for the 2005 first quarter.

•	Medicare patients as a percentage of patient days averaged 13.2 percent for the 2005 first quarter — the highest level ever. It was up 36 basis points from the 2004 first quarter and up 176 basis points from the 2004 fourth quarter.

•	Medicare revenues as a percentage of total revenues averaged 30.8 percent for the 2005 first quarter — the highest level in at least eight years. (Note: Revenue mix has been adjusted to exclude the prior-year impact of the Pennsylvania Medicaid increase.) This represents an increase of 187 basis points from the 2004 first quarter and a sequential increase of 176 basis points.

•	Medicare revenues rose 7.5 percent, reflecting a 2.8 percent increase in rates (effective October 1, 2004) and treatment of higher acuity patients.

Aegis Therapies / AseraCare Hospice

•	Increase of 33 percent ($9 million) in Aegis Therapies third-party revenue over 2004 first quarter. This gain reflects a larger client base as well as a 5 percent growth in revenue per nursing home contract during the past 12 months. Client-initiated turnover averaged less than 2 percent for the quarter.

•	EBITDA margin for Aegis increased slightly from the 2004 first quarter, primarily reflecting improved collections. Operating margins remained in the mid-teens.

•	Aegis continued its aggressive hiring of therapists during the quarter, resulting in a 19 percent increase in full-time-equivalent staff compared to the 2004 first quarter. Retention of existing staff averaged 93 percent.

•	AseraCare revenue more than doubled (compared to the 2004 first quarter), reflecting an increase of $8.8 million from the July 30 acquisition of Hospice USA and an increase of $4.1 million due to a gain in average daily census in other hospice locations.

•	Average daily hospice census was 2,263, more than double the 2004 first quarter level — reflecting the Hospice USA acquisition, as well as the opening of 15 additional hospice locations. Excluding the acquisition, average daily census was 1,332, up 35 percent from the year-earlier period.

•	AseraCare currently has an additional six hospice locations under development.

BEI stockholders may listen to a discussion by senior management of the company’s performance at 8:30 a.m. ET today by dialing 1-800-946-0786 or 1-719-457-2662 and entering reservation number 7484812. A recording of this conference call will be available from 11:30 a.m. ET today until midnight May 14. Stockholders may dial 1-888-203-1112 or 1-719-457-0820 and enter reservation number 7484812 to access the recording.

The statements in this document relating to matters that are not historical facts are forward-looking statements based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, including the risks and uncertainties detailed from time to time in BEI’s filings with the Securities and Exchange Commission. In addition, BEI’s results of operations, financial condition and cash flows may be adversely impacted by the ongoing sales process. The sales process may impact BEI’s ability to attract and retain customers, management and employees and will result in the incurrence of significant advisory fees, legal costs and other expenses. Although BEI believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. BEI assumes no duty to publicly update or revise such statements, whether as a result of new information, future events or otherwise.

Beverly Enterprises, Inc. and its operating subsidiaries are leading providers of healthcare services to the elderly in the United States. At March 31, 2005, it operated 346 skilled nursing facilities, as well as 18 assisted living centers, and 56 hospice/home care centers. Through Aegis Therapies, the company offers rehabilitative services on a contract basis to nursing facilities operated by other care providers.

# # #

BEVERLY ENTERPRISES, INC.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(In thousands, except per share amounts)

	Quarter Ended
	March 31,
	2005	2004
Revenues	$562,480	$480,618
Costs and expenses:
Wages and related	304,599	274,303
Provision for insurance and related items	29,920	28,356
Other operating and administrative	169,325	127,409
Depreciation and amortization	16,784	14,907
Asset impairments, workforce reductions and other unusual items	(116)	2,824

Total costs and expenses	520,512	447,799

Income before other income (expenses)	41,968	32,819
Other income (expenses):
Interest expense	(10,597)	(11,804)
Interest income	2,063	1,523
Costs related to the sales process of the Company	(18,721)	—
Net gains on dispositions	84	37

Total other expenses, net	(27,171)	(10,244)

Income before provision for income taxes and discontinued operations	14,797	22,575
Provision for income taxes	1,547	1,442

Income before discontinued operations	13,250	21,133
Discontinued operations, net of taxes: 2005 - $(1,495) and 2004 - $423	1,406	2,306

Net income	$14,656	$23,439

Net income per share of common stock:
Basic:
Before discontinued operations	$0.12	$0.20
Discontinued operations	0.01	0.02

Net income per share of common stock	$0.13	$0.22

Shares used to compute basic net income per share	108,738	107,331

Diluted:
Before discontinued operations	$0.11	$0.18
Discontinued operations	0.01	0.02

Net income per share of common stock	$0.12	$0.20

Shares used to compute diluted net income per share	126,327	123,888

BEVERLY ENTERPRISES, INC.
SUPPLEMENTARY INFORMATION

	Quarter Ended
	March 31,
	2005	2004
Number of Nursing Home Facilities:
Owned	264	272
Leased	82	96

Total	346 (1)	368

Number of Beds:
Owned	27,423	28,325
Leased	9,118	10,566

Total	36,541 (1)	38,891

Assisted Living Centers	18	20
Hospice/Home Care Centers	56	24
Outpatient Clinics	—	10

Patient Days	2,727,000	2,776,000

Nursing Home Occupancy — Continuing Ops (based on operational beds)	89.14%	88.53%
Operational Beds	34,016	34,432

Patient Mix (based on patient days):
Medicaid	69.98%	70.06%
Medicare	13.21%	12.85%
Private & Other	16.81%	17.09%

Sources of Revenue (based on $):
Medicaid	51.07%	49.61%
Medicare	28.80%	28.88%
Private & Other	20.13%	21.51%

Nursing Average per diem rate (including ancillaries)	$170.45	$158.07

Hospice Average Daily Census	2,263	984
Aegis Outside Contracts	598	547

Wages and related expenses as a % of revenues	54.15%	57.07%

(1) 22 Nursing Home Facilities are held for sale as of March 31, 2005.

BEVERLY ENTERPRISES, INC.
SUPPLEMENTARY INFORMATION
ANALYSIS OF REVENUES

	Quarter Ended
	March 31,
	2005	2004
REVENUES (In thousands)
NURSING FACILITIES:
MEDICAID	$287,346	$239,360
MEDICARE	122,217	113,742
PRIVATE & OTHER	91,309	86,886

SUBTOTAL	500,872	439,988

AEGIS THERAPIES	36,204	27,180
ASERACARE	24,043	10,970
OTHER	1,361	2,480

TOTALS	$562,480	$480,618

NURSING PATIENT DAYS (In thousands)
MEDICAID	1,908	1,945
MEDICARE	360	357
PRIVATE & OTHER	459	474

TOTALS	2,727	2,776

NURSING PER DIEM RATES (Including Ancillaries)
MEDICAID	$131.47	$122.13
MEDICARE — PART A	339.29	318.84
PRIVATE & OTHER	161.97	153.37

TOTALS(1)	$170.45	$158.07

(1) Weighted Average Rates

BEVERLY ENTERPRISES, INC.
SUPPLEMENTARY INFORMATION
ANALYSIS OF OTHER OPERATING AND ADMINISTRATIVE EXPENSES

(In thousands)

	Quarter Ended
	March 31,
	2005	2004

SUPPLIES	$29,407	$28,228

FOOD	9,280	9,521

UTILITIES	15,113	16,075

OTHER CONTROLLABLES	54,767	49,438

REAL ESTATE RENTAL	7,839	7,350

EQUIPMENT RENTAL	5,236	4,132

OTHER NONCONTROLLABLES	47,683	12,665

TOTALS	$169,325	$127,409

BEVERLY ENTERPRISES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	March 31,	December 31,
	2005	2004
	(Unaudited)	(Note)
ASSETS
Current assets:
Cash and cash equivalents	$233,810	$215,665
Accounts receivable — less allowance for doubtful accounts: 2005 - $25,715; 2004 - $26,320	276,269	235,477
Notes receivable, less allowance for doubtful notes: 2005 - $1,999; 2004 - $1,686	5,012	2,786
Operating supplies	9,145	9,181
Assets held for sale	11,443	14,898
Prepaid expenses and other	31,511	37,266

Total current assets	567,190	515,273
Property and equipment, net	657,368	653,656
Other assets:
Goodwill, net	122,863	124,066
Other, less allowance for doubtful accounts and notes: 2005 - $1,654; 2004 - $1,538	69,746	68,390

Total other assets	192,609	192,456

	$1,417,167	$1,361,385

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$75,440	$67,778
Accrued wages and related liabilities	84,623	104,037
Accrued interest	8,865	3,602
General and professional liabilities	57,099	54,216
Federal government settlement obligations	14,711	14,359
Liabilities held for sale	—	676
Other accrued liabilities	126,310	83,097
Current portion of long-term debt	12,167	12,240

Total current liabilities	379,215	340,005
Long-term debt	543,931	545,943
Other liabilities and deferred items	200,692	203,024
Commitments and contingencies
Stockholders’ equity:
Preferred stock, shares authorized: 25,000,000	—	—
Common stock, shares issued: 2005 - 117,956,353; 2004 - 116,621,715	11,796	11,662
Additional paid-in capital	908,179	902,053
Accumulated deficit	(518,148)	(532,804)
Treasury stock, at cost: 8,283,316	(108,498)	(108,498)

Total stockholders’ equity	293,329	272,413

	$1,417,167	$1,361,385

Note: The balance sheet at December 31, 2004 has been derived from the audited consolidated financial statements at that date but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

See accompanying notes.

BEVERLY ENTERPRISES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(Dollars in thousands)

	Three Months Ended
	March 31,
	2005	2004
Cash flows from operating activities:
Net income	$14,656	$23,439
Adjustments to reconcile net income to net cash provided by (used for) operating activities, including discontinued operations:
Depreciation and amortization	17,061	15,766
Provision for reserves on accounts, notes and other receivables, net	1,711	6,194
Amortization of deferred financing costs	653	624
Asset impairments, workforce reductions and other unusual items	(323)	4,082
Costs related to the sales process of the Company	18,721	—
Losses (gains) on dispositions of facilities and other assets, net	795	(4,508)
Insurance related accounts	704	(572)
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable	(43,227)	(59,324)
Operating supplies	62	104
Prepaid expenses and other receivables	3,141	3,923
Accounts payable and other accrued expenses	20,277	(21,602)
Income taxes payable	2,178	(585)
Other, net	(1,639)	(4,113)
Total adjustments	20,114	(60,011)

Net cash provided by (used for) operating activities	34,770	(36,572)
Cash flows from investing activities:
Capital expenditures	(20,479)	(9,777)
Proceeds from dispositions of facilities and other assets, net	994	19,198
Collections on notes receivable	29	6,765
Proceeds from (payments for) designated funds, net	533	(714)
Other, net	703	(3,746)

Net cash provided by (used for) investing activities	(18,220)	11,726
Cash flows from financing activities:
Repayments of long-term debt	(2,085)	(3,629)
Proceeds from exercise of stock options	3,884	293
Deferred financing costs paid	(204)	(406)

Net cash provided by (used for) financing activities	1,595	(3,742)

Net increase (decrease) in cash and cash equivalents	18,145	(28,588)
Cash and cash equivalents at beginning of period	215,665	258,815

Cash and cash equivalents at end of period	$233,810	$230,227

Supplemental schedule of cash flow information:
Cash paid (received) during the year for:
Interest, net of amounts capitalized	$4,681	$5,218
Income tax payments (refunds), net	(2,126)	2,450

See accompanying notes.

Beverly Enterprises, Inc.
2005 and 2004 Continuing Operations EBITDA (as adjusted)
Reconciliation
(In millions)

	March 31,
	2005	2004
Revenues	$562.5	$480.6
Less: Retroactive Pennsylvania rate adjustment	35.7	—

Revenues, as adjusted	$526.8	$480.6

EBITDA, as adjusted	$51.4	$47.8
Less:
Depreciation and amortization	16.8	14.9
Interest expense, net	8.5	10.3
Costs related to the sales process of the Company	18.7	—
Retroactive Pennsylvania rate adjustment	(7.4)	—

Pre-tax income	$14.8	$22.6

Excluding the costs related to the sales process of the Company only, our EBITDA was as follows:

	March 31,
	2005	2004
Revenues	$562.5	$480.6

EBITDA, as adjusted	$58.8	$47.8
Less:
Depreciation and amortization	16.8	14.9
Interest expense, net	8.5	10.3
Costs related to the sales process of the Company	18.7	—

Pre-tax income	$14.8	$22.6

Beverly Enterprises, Inc.
Projected 2005 Continuing Operations EBITDA Range
Reconciliation

(In millions)

Projected EBITDA	$210.0	$215.0

Depreciation and amortization	73.0	73.0
Interest expense	43.0	43.0
Interest income	(1.0)	(1.0)

Pre-tax income	$95.0	$100.0

Beverly Enterprises, Inc.
2005 and 2004 Nursing EBITDA (as adjusted)
Reconciliation
(In millions)

	March 31,
	2005	2004
Revenues	$500.9	$440.0
Less: Retroactive Pennsylvania rate adjustment	35.7	—

Revenues, as adjusted	$465.2	$440.0

EBITDA, as adjusted	$42.7	$35.4

Depreciation and amortization	14.4	12.7
Interest expense, net	1.4	1.4
Retroactive Pennsylvania rate adjustment	(7.4)	—

Pre-tax income	$34.3	$21.3

Including the impact of the Pennsylvania retroactive rate increase, Nursing facilities EBITDA was:

	March 31,
	2005	2004
Revenues	$500.9	$440.0

EBITDA, as adjusted	$50.1	$35.4

Depreciation and amortization	14.4	12.7
Interest expense, net	1.4	1.4

Pre-tax income	$34.3	$21.3